UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C32

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

Barclays Bank PLC
Starwood Mortgage Funding II LLC
MC-Five Mile Commercial Mortgage Finance LLC
Redwood Commercial Mortgage Corporation
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

New York	333-190246-17	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 29, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. The Mortgage Loan identified as “First National Building” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the First National Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan identified as “Eastmont Town Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Eastmont Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “Hyatt Place Texas Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Hyatt Place Texas Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “New Center One Building” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the New Center One Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class EC and Class D Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,062,050,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and Drexel Hamilton, LLC (“Drexel” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated October 19, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and Drexel. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On October 29, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,062,050,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $6,382,991.00, were approximately $1,132,122,317.90. Of the expenses paid by the Registrant, approximately $738,609.38 were paid directly to affiliates of the Registrant, $46,249.98 in the form of fees were paid to the Underwriters, $83,249.96 were paid to or for the Underwriters and $5,712,567.71 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On October 29, 2015, the Registrant sold the Class X-C, Class X-D, Class E, Class F, Class G, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $86,112,648, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated October 19, 2015, by and among the Depositor, JPMS and Barclays Capital. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Civic Opera Building” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2015 (the “JPMBB 2015-C31 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2015-C31 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the Civic Opera Building Mortgage Loan will be serviced and administered under the Civic Opera Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “U-Haul Portfolio” will be serviced and administered pursuant to a trust and servicing agreement, dated as of October 1, 2015 (the “MSJP 2015-HAUL Trust and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, and U.S. Bank National Association, as certificate administrator and as trustee. An executed version of the MSJP 2015-HAUL Trust and Servicing Agreement is attached hereto as Exhibit 4.3. In addition, the U-Haul Portfolio Mortgage Loan will be serviced and administered under the U-Haul Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “One Shell Square” and “Brunswick Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2015 (the “JPMBB 2015-C30 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2015-C30 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4. In addition, the One Shell Square Mortgage Loan will be serviced and administered under the One Shell Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8, and the Brunswick Portfolio Mortgage Loan will be serviced and administered under the Brunswick Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2015-C32 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 89 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 273 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as

Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC, (iv) from MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and MC-Five Mile, (v) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant, Redwood and Redwood Trust, Inc. and (vi) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 29, 2015 and as to which an executed version is attached hereto as Exhibit 99.6, between the Registrant and RAIT.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.            Description

Exhibit 1.1	Underwriting Agreement, dated October 19, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, by and among among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C31 certificates, dated as of August 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3	Trust and Servicing agreement governing the issuance of the MSJP 2015-HAUL certificates, dated as of October 1, 2015, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, and U.S. Bank National Association, as certificate administrator and as trustee.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C30 certificates, dated as of July 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.5	Co-Lender Agreement, dated as of August 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.6	Agreement Between Note Holders, dated as of September 1, 2015, by and between Morgan Stanley Bank, N.A., as the Initial Note 1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note 2 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of October 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of March 25, 2015, by and between RAIT Funding, LLC, as the Initial Note A-1 Holder, and RAIT Funding, LLC, as the Initial Note A-2 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of September 14, 2015, by and between Starwood Mortgage Funding II LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Funding I LLC, as the Initial Note A-2 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2-I Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2-II Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of October 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of October 29, 2015 between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bianca Russo
Name: Bianca Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated October 19, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C31 certificates, dated as of August 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)
4.3	Trust and Servicing agreement governing the issuance of the MSJP 2015-HAUL certificates, dated as of October 1, 2015, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, and U.S. Bank National Association, as certificate administrator and as trustee.	(E)
4.4	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C30 certificates, dated as of July 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan	(E)

Services, a Division of PNC Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
4.5	Co-Lender Agreement, dated as of August 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.6	Agreement Between Note Holders, dated as of September 1, 2015, by and between Morgan Stanley Bank, N.A., as the Initial Note 1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note 2 Holder.	(E)
4.7	Co-Lender Agreement, dated as of October 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.8	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.9	Co-Lender Agreement, dated as of March 25, 2015, by and between RAIT Funding, LLC, as the Initial Note A-1 Holder, and RAIT Funding, LLC, as the Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of September 14, 2015, by and between Starwood Mortgage Funding II LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Funding I LLC, as the Initial Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2-I Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2-II Holder.	(E)
4.12	Co-Lender Agreement, dated as of October 29,	(E)

2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of October 29, 2015, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)